UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2017

Perfumania Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-19714	65-0977964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
35 Sawgrass Drive, Suite 2
Bellport, NY 11713
(Address of Principal Executive Offices)(Zip Code)
____________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         [ ]

Item 1.03	Bankruptcy or Receivership.
On August 26, 2017, Perfumania Holdings, Inc. (the “Company”) and certain of the Company’s wholly-owned subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the U.S. Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (Case No. 17-11794), in order to effect a recapitalization through a Prepackaged Joint Chapter 11 Plan of Reorganization (the “Plan”). The Company’s Parlux Ltd., Parlux Fragrances, LLC and Five Star Fragrance Company, Inc. subsidiaries were not included in the Chapter 11 filings. On August 31, 2017, the Debtors mailed to the Company’s shareholders and certain other parties in interest the Disclosure Statement filed with the Bankruptcy Court, which included the Plan as an exhibit. The Disclosure Statement was filed as Exhibit 99.1 to the Company’s Form 8-K filed on September 5, 2017, and is incorporated herein by reference. On September 21, 2017, and October 5, 2017, the Debtors filed supplements to the Plan. On October 6, 2017, the Bankruptcy Court entered an order confirming the Plan (the “Order), which is filed as Exhibit 2.1 hereto and incorporated herein by reference. On October 11, 2017, the Plan became effective, and the actions contemplated therein were consummated.
The Plan did not impair any creditors, whose claims, including claims for rejection damages, are being paid in full. The information set forth in Items 3.02, 3.03, 5.02 and 5.03 is incorporated herein by reference. The full text of the Plan as confirmed is filed herewith as Exhibit A to the Order and is incorporated herein by reference.
As of October 6, 2017, the Company had total assets of approximately $317.2 million and total liabilities of approximately $282.7 million.

Item 3.02.	Unregistered Sales of Equity Securities.
On the Effective Date, pursuant to the Plan and the Investment Agreement dated August 26, 2017, the Company issued 1,000 shares of common stock, $.0001 par value per share, to MJA Beauty LLC under an exemption from the registration requirements of the Securities Act of 1933 contained in Section 1145(a) of the Bankruptcy Code. MJA Beauty LLC used personal funds contributed by its members to purchase the shares issued, which constitute all of the outstanding shares of the Company following the Effective Date.

Item 3.03.	Material Modifications to Rights of Securityholders.
On the Effective Date, pursuant to the Plan, all of the 15,493,763 outstanding shares of common stock, all instruments, guarantees, certificates and other documents evidencing an equity security of the Company, and all options, warrants, call rights, puts, awards, purchase rights or other agreements to acquire an equity security of the Company, were cancelled for no consideration under the Plan.
Pursuant to the Plan, persons who held shares of the Company’s common stock before the Effective Date, other than MJA Beauty LLC, have the opportunity to receive $2.00 in cash for each such share by providing the Stockholder Release set forth in Article 9.5 of the Plan, releasing claims against the Company and its affiliates. MJA Beauty LLC executed the Stockholder Release for no additional consideration.

Item 5.01.	Changes in Control of Registrant.
The information set forth in Items 3.02, 3.03 and 5.02 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)      As of the Effective Date, pursuant to the Plan, Michael W. Katz, Joseph Bouhadana, Joshua Angel, Paul Garfinkle and Glenn H. Gopman ceased to be directors of the Company, and Glenn H. Nussdorf and Arlene Nussdorf joined Stephen P. Nussdorf as directors. Information regarding the relationships between Glenn H. Nussdorf and Arlene Nussdorf and the Company appears in Notes 6 and 11 to the Company’s financial statements filed on Form 10-Q on June 19, 2017, and in their respective Schedules 13D, as amended from time to time, and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On the Effective Date, pursuant to the Plan, the Articles of Incorporation and Bylaws of the Company were each amended and restated in their entirety in the form of the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws filed herewith as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Exhibit Description
2.1
Findings of Fact, Conclusions of Law, and Order (I) Approving the Disclosure Statement Pursuant to Sections 1125 and 1126(c) of the Bankruptcy Code and (II) Confirming the Prepackaged Joint Chapter 11 Plan of Model Reorg Acquisition, LLC and its Affiliated Debtors and Debtors in Possession dated October 6, 2017 (the “Order”).

2.2
Prepackaged Joint Chapter 11 Plan of Model Reorg Acquisition, LLC and its Affiliated Debtors and Debtors in Possession (incorporated by reference to Exhibit A to the Order filed as Exhibit 2.1 herewith).

3.1	Amended and Restated Articles of Incorporation of Perfumania Holdings, Inc. dated as of October 11, 2017.
3.2	Amended and Restated Bylaws of Perfumania Holdings, Inc. dated as of October 11, 2017.
10.1
Investment Agreement dated as of August 26, 2017, between and among MJA Beauty, LLC, a Delaware limited liability company, each of the individual Members of MJA Beauty, LLC and the Company (incorporated by reference to Exhibit 1 to Schedule 13D/A filed August 30, 2017, by Glenn H. Nussdorf, Stephen L. Nussdorf and Lillian Ruth Nussdorf).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFUMANIA HOLDINGS, INC.

Dated: October 13, 2017	By:	/s/ Michael P. Nofi
Michael P. Nofi
Chief Financial Officer

Exhibits

Exhibit No.	Exhibit Description
2.1
Findings of Fact, Conclusions of Law, and Order (I) Approving the Disclosure Statement Pursuant to Sections 1125 and 1126(c) of the Bankruptcy Code and (II) Confirming the Prepackaged Joint Chapter 11 Plan of Model Reorg Acquisition, LLC and its Affiliated Debtors and Debtors in Possession dated October 6, 2017 (the “Order”).

2.2
Prepackaged Joint Chapter 11 Plan of Model Reorg Acquisition, LLC and its Affiliated Debtors and Debtors in Possession (incorporated by reference to Exhibit A to the Order filed as Exhibit 2.1 herewith).

3.1	Amended and Restated Articles of Incorporation of Perfumania Holdings, Inc. dated as of October 11, 2017.
3.2	Amended and Restated Bylaws of Perfumania Holdings, Inc. dated as of October 11, 2017.
10.1
Investment Agreement dated as of August 26, 2017, between and among MJA Beauty, LLC, a Delaware limited liability company, each of the individual Members of MJA Beauty, LLC and the Company (incorporated by reference to Exhibit 1 to Schedule 13D/A filed August 30, 2017, by Glenn H. Nussdorf, Stephen L. Nussdorf and Lillian Ruth Nussdorf).